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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Florida Banks, Inc. on Form S-8 of our report dated February 15, 2001, appearing in the Annual Report on Form 10-K of Florida Banks, Inc. for the year ended December 31, 2000.



/s/ DELOITTE & TOUCHE LLP
Jacksonville, Florida

September 27, 2001


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